Oppenheimer Equity Fund

Supplement dated November 21, 2016 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated March 28, 2016

This supplement amends the Summary Prospectus, Prospectus and Statement of Additional Information of Oppenheimer Equity Fund (the “Fund”), each dated March 28, 2016, and is in addition to any other supplements. Capitalized terms used herein are as defined in the Prospectus.

The Board of Trustees of the Fund has determined that it is in the best interests of the Fund that the Fund reorganize with and into Oppenheimer Main Street Fund, a series of Oppenheimer Main Street Funds ("Main Street Fund”) and that the interests of the Fund’s existing shareholders would not be diluted as a result of the reorganization. The Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to be entered into between the Fund and Main Street Fund, pursuant to which Main Street Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of Main Street Fund (the "Reorganization"). If the Reorganization takes place, shareholders of the Fund will receive corresponding shares of Main Street Fund, in each case equal in value to the value of the net assets of the shares of the Fund held immediately prior to the Reorganization. The shares of Main Street Fund to be received by shareholders of the Fund will be issued at net asset value and without a sales charge. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Following the Reorganization, the Fund will liquidate and dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. Shareholders of record as of December 5, 2016 will be entitled to vote on the Reorganization of the Fund and will receive a combined prospectus and proxy statement describing the Reorganization and the shareholder meeting. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about January 5, 2017. The anticipated date of the shareholder meeting is on or about February 10, 2017. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization of the Fund is expected to take place on or about March 17, 2017.

November 21, 2016	PS0420.049